Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

Clene Inc.
6550 South Millrock Drive, Suite G50

Salt Lake City, Utah 84121

Ladies and Gentlemen:

This Securities Purchase Agreement (this “Agreement”) is being entered into as of the last date set forth on the signature pages hereto, by and between Clene Inc., a Delaware corporation (the “Company”), and the undersigned investors identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

The Company and the Investors are entering into this Agreement for the purchase of 10,723,926 shares of the Company’s Common Stock in the aggregate (the “Shares”) in a registered direct offering for a purchase price of $1.01 per Share (the “Per Share Purchase Price”). The aggregate purchase price to be paid by each Investor for the purchased Shares (as set forth on the signature pages hereto) is referred to herein as the “Purchase Amount.”

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and the Company acknowledges and agrees as follows:

1.
Sale and Purchase. Each Investor hereby irrevocably agrees to purchase from the Company the number of Shares set forth on the signature pages of this Agreement on the terms and subject to the conditions provided for herein.
2.
Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase, the Shares, with each Investor agreeing to purchase the number of Shares set forth below its name on its signature page hereto. The Company shall deliver to each Investor its respective Shares, and the Company and each Investor shall deliver the other items set forth in Section 3 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 3 and 4, the Closing shall occur at such location as the parties shall mutually agree.
3.
Deliveries.
a.
On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Investor the following:
(i)
this Agreement duly executed by the Company;
(ii)
the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;
(iii)
a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to such Investor’s Purchase Amount divided by the Per Share Purchase Price, registered in the name of such Investor; and
(iv)
the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).
b.
On or prior to the Closing Date, each Investor shall deliver or cause to be delivered to the Company the following:
(i)
this Agreement duly executed by such Investor; and
(ii)
such Investor’s Purchase Amount in immediately available funds, which is not required to be delivered until after such Investor receives the irrevocable instructions to the Transfer Agent pursuant to Section 3(a)(iii).
4.
Closing Conditions.
a.
The obligation of the Company hereunder to consummate the purchase and sale of the Shares pursuant to this Agreement is subject to the following conditions:

(i)
all representations and warranties of each Investor contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each Investor of each of the representations and warranties of such Investor contained in this Agreement as of the Closing Date;
(ii)
all obligations, covenants and agreements of each Investor required to be performed at or prior to the Closing Date shall have been performed; and
(iii)
the delivery by each Investor of the items set forth in Section 3(b) of this Agreement.
b.
The obligation of the Investors hereunder to consummate the purchase and sale of the Shares pursuant to this Agreement is subject to the following conditions:
(i)
all representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Investor contained in this Agreement as of the Closing Date;
(ii)
all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;
(iii)
the delivery by the Company of the items set forth in Section 3(a) of this Agreement;
(iv)
there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and
(v)
from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Investor, makes it impracticable or inadvisable to purchase the Shares at the Closing.
5.
Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions as contemplated by this Agreement.
6.
Company Representations and Warranties. The Company represents and warrants to each Investor that:
a.
The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.
b.
As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation (as amended to the Closing Date) or under the General Corporation Law of the State of Delaware.
c.
This Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Agreement constitutes the valid and binding agreement of the Investor, this Agreement is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.
d.
The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the

Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of their properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with this Agreement.
e.
The Financial Statements (i) comply as to form in all material respects with the published rules and regulations of the Commission with respect thereto as of their respective dates; (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; and (iii) fairly present in all material respects the consolidated financial position and the results of operations, changes in stockholders’ deficit, and cash flows of the Company and its consolidated subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the Commission (but only if the effect of such adjustments would not, individually or in the aggregate, be material). “Financial Statements” means (i) the audited Consolidated Balance Sheets of the Company as of December 31, 2021 and 2020, the Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2021 and 2020, the Consolidated Statements of Stockholders’ Equity (Deficit) as of December 31, 2021 and 2020 and the Consolidated Statements of Cash Flows for the years ended December 31, 2021 and 2020, in each case as included in the Form 10-K filed by the Company on March 11, 2022, and (ii) the unaudited Condensed Consolidated Balance Sheets of the Company as of June 30, 2022, the Condensed Consolidated Statements of Operations and Comprehensive Loss for the six months ended June 30, 2022 and 2021, the Condensed Consolidated Statements of Stockholders’ Equity (Deficit) as of June 30, 2022 and 2021 and the Consolidated Statements of Cash Flows for the six months ended June 30, 2022 and 2021, in each case as included in the Form 10-Q filed by the Company on August 15, 2022.
7.
Investor Representations and Warranties. Each Investor, for itself and for no other Investor, represents and warrants to the Company that:
a.
The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares, and (iii) is acquiring the Shares hereunder in the ordinary course of its business.
b.
The Investor acknowledges and agrees that the Investor is purchasing the Shares from the Company. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of the Company, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in Section 6 of this Agreement.
c.
The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to the Company and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has reviewed the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”). The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Company’s filings with the Commission. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor is able to sustain a complete loss on its investment in the Shares, has no need for liquidity with respect to its investment in the Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Shares. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Company. The Investor acknowledges specifically that a possibility of total loss exists.

d.
The Investor, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Agreement.
e.
The execution, delivery and performance by the Investor of this Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
f.
The Investor has or has commitments to have and, when required to deliver payment to the Company pursuant to Section 3 above, will have, sufficient funds to pay the Purchase Amount and consummate the purchase and sale of the Shares pursuant to this Agreement.
g.
The Investor confirms that the Company has informed Investor that the Company is being offered a $5,000,000 loan from Maryland’s State Small Business Credit Initiative (the “SSBCI Investment”) on reasonable terms and conditions provided that the Company secures at least $5,000,000 of matching equity investment in the Company and Investor agrees, if requested by Company, to execute such related documentation as Company may reasonably request in connection with such SSBCI Investment.
8.
Other Agreements.
a.
The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Investor, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under this clause (b).
b.
Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 8(a), the Company covenants and agrees that neither it, nor any other person acting on its behalf will provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company delivers any material, non-public information to a Investor without such Investor’s consent, the Company hereby covenants and agrees that such Investor shall not have any duty of confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates not to trade on the basis of, such material, non-public information, provided that the Investor shall remain subject to applicable law. The Company understands and confirms that each Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.
c.
The Company shall use the net proceeds from the sale of the Shares hereunder as set forth in the Prospectus Supplement.
d.
The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed.

9.
Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) the fifth (5th) Trading Day following the date hereof, if the Closing has not occurred by such date or (b) if any of the conditions to Closing set forth in Section 4 of this Agreement are (i) not satisfied or waived prior to the Closing (and if the failure to so satisfy such condition is capable of being cured prior to the Closing, such failure shall not have been cured by the thirtieth calendar day following receipt of written notice from the party claiming such condition has not been satisfied) or (ii) not capable of being satisfied on the Closing and, in each case of (i) and (ii), as a result thereof, the transactions contemplated by this Agreement will not be and are not consummated at the Closing (the termination events described in clauses (a)–(b) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Upon the occurrence of any Termination Event, this Agreement shall be void and of no further effect and any monies paid by the Investor to the Company in connection herewith shall promptly (and in any event within one business day) following the Termination Event be returned to the Investor, which obligation to return such monies and remedies for losses, liabilities and damages arising from willful breach shall survive termination of this Agreement. For purposes of this Agreement, “business day” shall mean a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.
10.
Miscellaneous.
a.
Neither this Agreement nor any rights that may accrue to the Investors hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned.
b.
The Company may request from each Investor such additional information as the Company may deem necessary to evaluate the eligibility of such Investor to acquire the Shares, and each Investor shall provide such information as may reasonably be requested. Each Investor acknowledges that the Company may file a copy of this Agreement with the Commission as an exhibit to a periodic report of the Company.
c.
Each Investor acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, each Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 7 above are no longer accurate. Each Investor acknowledges and agrees that each purchase by such Investor of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by such Investor as of the time of such purchase.
d.
The Company is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
e.
All of the agreements, representations and warranties made by each party hereto in this Agreement shall survive the Closing.
f.
This Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 9 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.
g.
This Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 10(c), Section 10(d), Section 10(f), this Section 10(g), the last sentence of Section 10(k) and Section 11 with respect to the persons specifically referenced therein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.
h.
Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.
If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
j.
This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
k.
The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.
l.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies.
m.
Each party hereto hereby and any person asserting rights as a third party beneficiary may do so only if he, she or it irrevocably agrees that any action, suit or proceeding between or among the parties hereto, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document or any of the transactions contemplated hereby or thereby (“Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 10(m) is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party hereto and any person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such party’s property is exempt or immune from execution, (d) such action, suit or proceeding is brought in an inconvenient forum, or (e) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 10(m) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws. EACH OF THE PARTIES HERETO AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.
n.
Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.
11.
Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the statements, representations and warranties of the Company expressly contained in Section 6 of this Agreement, in making its investment or decision to invest in the Company. Each Investor acknowledges and agrees that none of (i) any other investor pursuant to this Agreement or any other agreement related to the offering of the Shares (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), or (ii) any Non-Party Affiliate, shall have any liability to such Investor, or to any other investor, pursuant to, arising out of or relating to this Agreement or any other agreement related to the offering of the Shares, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or any Non-Party Affiliate concerning the Company, any of its controlled affiliates, this Agreement or the transactions contemplated hereby. For purposes of this Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of the Company or any of the Company’s controlled affiliates or any family member of the foregoing.
12.
Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 12:

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Investors’ obligations to pay the Purchase Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date hereof.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Prospectus” means the final base prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Investor at the Closing.

“Registration Statement” means the effective registration statement with Commission (File No. 333-264299), including all information, documents and exhibits filed with or incorporated by reference into such registration statement, which registers the sale of the Shares to the Investors.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market (or any successors thereto).

“Transaction Documents” means this Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC., the current transfer agent of the Company, with a mailing address of 6201 15th Avenue, Brooklyn, New York 11219, and any successor transfer agent of the Company.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date indicated below.

CLENE Inc.	Address for Notice:
By:__________________________________________ Name: Title: Date: October 31, 2022	Fax: E-mail:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTOR FOLLOWS]

[INVESTOR SIGNATURE PAGES TO CLENE INC. SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date indicated below.

Name of Investor: _______________________________________________________

Signature of Authorized Signatory of Investor:_________________________________

Name of Authorized Signatory:_____________________________________________

Title of Authorized Signatory:______________________________________________

Email Address of Authorized Signatory:______________________________________

Facsimile Number of Authorized Signatory:___________________________________

Address for Notice to Investor:

_____________________________________

_____________________________________

_____________________________________

Address for Delivery of Shares to Investor (if not same as address for notice):

_____________________________________

_____________________________________

_____________________________________

Purchase Amount: $ ____________________

Shares:_______________________________

EIN Number:__________________________

Date: ________________________________

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